                                                                    Exhibit 10.6

                                 BELL, BOYD & LLOYD
                             Three First National Plaza
                         70 West Madison Street, Suite 3300
                           Chicago, Illinois  60602-4207

                                    312 372 1121
                                 Fax:  312 372 2098

                                  November 1, 1998


     As counsel for Harris Associates Investment Trust (the "Registrant"), we consent to the incorporation by reference of our opinion for each of the Registrant's series, filed with the Registrant's registration statement on Form N-1A, Securities Act File No. 33-38953 on each of the dates listed below:


     Series                                  Date of Opinion          Date of Filing
     ------                                  ---------------          --------------
The Oakmark International Fund               July 23, 1992            February 28, 1997
The Oakmark Small Cap Fund                   September 20, 1995       February 28, 1997
The Oakmark Equity and Income Fund           September 20, 1995       February 28, 1997
The Oakmark International Small Cap Fund     September 20, 1995       February 28, 1997
The Oakmark Select Fund                      October 22, 1996         October 23, 1996

     In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                 /s/ Bell, Boyd & Lloyd